SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 2, 2004

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation
5005 E. McDowell Road
Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

Attached to this Current Report as Exhibit 99 is a copy of a news release for ON Semiconductor Corporation dated August 2, 2004 titled “ON Semiconductor Successfully Redeems the Remainder of its 12 Percent Senior Subordinated Notes Due 2009.”

Item 7. Financial Statements, Pro Forma

             Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit No.	Description
99	News release for ON Semiconductor Corporation dated August 2, 2004 titled “ON Semiconductor Successfully Redeems the Remainder of its 12 Percent Senior Subordinated Notes Due 2009”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)

Date: August 2, 2004	By:	/s/ DONALD A. COLVIN
Donald A. Colvin
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99	News release for ON Semiconductor Corporation dated August 2, 2004 titled “ON Semiconductor Successfully Redeems the Remainder of its 12 Percent Senior Subordinated Notes Due 2009”

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